Exhibit 99.1

Speedway Motorsports to Acquire Dover Motorsports, Inc.

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CHARLOTTE, N.C. and DOVER, DE (Nov. 8, 2021) – Speedway Motorsports, LLC (“Speedway Motorsports”), a leading marketer, promoter and sponsor of motorsports entertainment, and Dover Motorsports, Inc. (NYSE: DVD) (“Dover Motorsports”) today announced that the companies have entered into a definitive agreement under which Speedway Motorsports has agreed to acquire Dover Motorsports for $3.61 per share in cash for an approximate total equity value of $131.5 million. The transaction was announced today by Speedway Motorsports President and CEO Marcus Smith and Dover Motorsports President and CEO Denis McGlynn.

Under the terms of the merger agreement, Speedway Motorsports, through a subsidiary, will initiate a tender offer to acquire all outstanding shares of Dover Motorsports. The offer price represents a 58.3% premium to the closing stock price on November 8, 2021. All Dover Motorsports stockholders will receive the same per share consideration in the transaction. The holders of approximately 57.5% of the total aggregate shares of Dover Motorsports, or 92% of the voting power, have agreed to tender their shares subject to the terms of a tender and support agreement.

“We’ve been committed to working for the fans and growing the sport of NASCAR for more than 60 years,” said Smith. “This is a tremendous opportunity for us to continue growing our investment in motorsports.

“I’d like to thank Denis McGlynn and the Dover Motorsports board for their cooperation and support in our goal to exceed customer expectations and create amazing lifetime experiences for all NASCAR fans.”

“While this marks the end of our 52 years as an independent operator in NASCAR,” said McGlynn, “our future advancement is best secured by joining forces with a major player in the sport and we are happy to be able to become part of the Speedway Motorsports family and to be able to work with Marcus Smith as NASCAR embraces its future.”

The closing of the tender offer will be subject to certain conditions, including the tender of shares representing at least a majority of the voting power of all outstanding shares of Dover Motorsports, receipt of applicable approvals and certain other conditions. Upon the successful completion of the tender offer, Speedway Motorsports’ acquisition subsidiary will be merged into Dover Motorsports, and any remaining shares of Dover Motorsports stock will be cancelled and converted into the right to receive the price per share payable in the tender offer.

The transaction has been approved by Speedway Motorsports. The Board of Directors of Dover Motorsports formed a special committee to review, evaluate and negotiate the definitive agreement. Acting upon the unanimous recommendation of the special committee, the Board of Directors of Dover Motorsports approved the transaction. The transaction is expected to close by the end of this calendar year.

Raymond James & Associates, Inc. is acting as financial advisor to Dover Motorsports and has rendered a fairness opinion to the board of directors of Dover Motorsports in connection with the transaction. Faegre Drinker Biddle & Reath LLP is acting as legal counsel to Dover Motorsports. Parker Poe Adams & Bernstein LLP is acting as legal counsel to Speedway Motorsports.

No further public comments from executives or officers of Speedway Motorsports and Dover Motorsports will be made until the transaction closes.

Media Inquiries:

Scott Cooper	scooper@speedwaymotorsports.com

SVP – Communications

Speedway Motorsports

About Speedway Motorsports

Speedway Motorsports is a leading marketer, promoter and sponsor of motorsports entertainment in the United States. The Company, through its subsidiaries, owns and operates the following premier facilities: Atlanta Motor Speedway, Bristol Motor Speedway, Charlotte Motor Speedway, Las Vegas Motor Speedway, New Hampshire Motor Speedway, Sonoma Raceway, Texas Motor Speedway and Kentucky Speedway. Speedway Motorsports provides souvenir merchandising services through its SMI Properties subsidiary; manufactures and distributes smaller-scale, modified racing cars and parts through its U.S. Legend Cars International subsidiary; and produces and broadcasts syndicated motorsports programming to radio stations nationwide through its Performance Racing Network subsidiary.

NASCAR events will take place in 2022 at the following Speedway Motorsports venues: Texas Motor Speedway, Sonoma Raceway, Atlanta Motor Speedway, New Hampshire Motor Speedway, Charlotte Motor Speedway, Las Vegas Motor Speedway, Bristol Motor Speedway and at the two Dover Motorsports properties in Dover and Nashville. Speedway Motorsports will also host a NASCAR event weekend at Circuit of The Americas in Austin, Texas.

About Dover Motorsports

Dover Motorsports, Inc. is a promoter of NASCAR sanctioned and other motorsports events in the United States whose subsidiaries own and operate Dover International Speedway in Dover, Delaware and Nashville Superspeedway near Nashville, Tennessee. Dover Motorsports currently owns two of auto racing’s most distinctive venues, Dover International Speedway in Dover, Del., and Nashville Superspeedway in Lebanon, Tenn. The tracks are the largest concrete-only venues hosting NASCAR events. Both facilities include modern grandstands, suites and camping spaces, and each will host a NASCAR Cup Series race weekend on the 2022 schedule.

Dover International Speedway, nicknamed “The Monster Mile”, is a one-mile oval that opened in 1969. In 2022, the track will host a NASCAR tripleheader weekend April 29-May1 featuring ARCA Menards Series East, NASCAR Xfinity and NASCAR Cup Series races. The speedway also annually hosts the Firefly Music Festival produced by AEG Presents with more than 100 acts performing over three days. The Nashville Superspeedway, located approximately 30 miles southeast of Music City, opened in 2001 as a 1.33-mile D-shaped oval. The track will host a NASCAR tripleheader weekend June 24-26, 2022, featuring NASCAR Camping World, Xfinity and Cup Series races.

Important Information About the Tender Offer

The tender offer described in this press release has not yet commenced. The press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Dover Motorsports or any other securities, nor is it a substitute for the tender offer materials described herein. When the planned offer is commenced, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed by Speedway Motorsports and Speedco II, Inc., a wholly owned subsidiary of Speedway Motorsports, with the Securities and Exchange Commission (the “SEC”), and a solicitation/recommendation statement on Schedule 14D-9 will be filled by Dover Motorsports with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ BOTH THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, WHEN SUCH DOCUMENTS BECOME AVAILABLE, AND AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AS SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, related to Speedway Motorsports, Dover Motorsports and the acquisition of Dover Motorsports by Speedway Motorsports (the “Transaction”) that are subject to risks, uncertainties and other factors. Any statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” “hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Forward-looking statements include, without limitation, statements regarding the Transaction and related matters, the expected timing of the completion of the Transaction, the ability to complete the Transaction considering various closing conditions, and any assumptions underlying any of the foregoing. Although Speedway Motorsports and Dover Motorsports believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond the companies’ control. Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, uncertainties as to the timing of the tender offer and merger; the possibility that competing offers will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; the effects of the Transaction on relationships with employees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside the companies’ control; Transaction costs; actual or contingent liabilities; and other risks and uncertainties. All forward-looking statements are based on information currently available to the companies, and the companies assume no obligation and disclaim any intent to update any such forward-looking statements. New risks and uncertainties emerge from time to time, and it is not possible for the companies to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the companies or any other person that the companies’ expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Readers are cautioned not to place undue reliance on the companies’ forward-looking statements, and the companies undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this press release, and the companies undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to the companies are expressly qualified by these cautionary statements.